UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2018

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 8 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company

Ameren Corporation	☐

Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐

Ameren Illinois Company	☐

ITEM 8.01	Other Events.

On November 15, 2018, Ameren Illinois Company (“Ameren Illinois”), a subsidiary of Ameren Corporation, issued and sold $500 million principal amount of its 4.50% First Mortgage Bonds due 2049 (the “Bonds”). The Bonds were issued pursuant to a Registration Statement on Form S-3 (File No. 333-222108-01), which became effective on December 15, 2017, and a Prospectus Supplement dated November 5, 2018, to a Prospectus dated December 15, 2017. Ameren Illinois received net offering proceeds of approximately $495.2 million, before expenses, upon closing of the transaction. Ameren Illinois intends to use the net offering proceeds to pay at maturity the $312.9 million aggregate principal amount of its 9.75% senior secured notes due November 15, 2018 and to repay short-term debt.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering of the Bonds.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1.1	Underwriting Agreement, dated November 5, 2018, between Ameren Illinois and the several underwriters named therein, for whom BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and SunTrust Robinson Humphrey, Inc. are acting as representatives.

4.1*	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, from Ameren Illinois to The Bank of New York Mellon Trust Company, N.A., as successor trustee (1992 Form 10-K, Exhibit 4(cc), File No. 1-3004).

4.2	Supplemental Indenture, dated as of November 1, 2018, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the 4.50% First Mortgage Bonds due 2049.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, regarding the legality of the Bonds (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Bonds (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2018